Exhibit 99.2
Employers Holdings, Inc.
Second Quarter 2026
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Return on Equity

5	Combined Ratios

6	Roll-forward of Unpaid Losses and LAE

7	Consolidated Investment Portfolio

8	Book Value Per Share

9	Earnings Per Share

10	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2026	2025	% change	2026	2025	% change
Selected financial highlights:
Gross premiums written	$163.4	$203.3	(20)%	$344.2	$415.4	(17)%
Net premiums written	162.0	201.5	(20)	341.4	411.8	(17)
Net premiums earned	174.1	198.3	(12)	355.0	381.3	(7)
Net investment income	27.4	27.1	1	55.7	59.2	(6)
Net income excluding LPT(1)	27.6	28.0	(1)	36.5	39.2	(7)
Adjusted net income(1)	12.8	11.5	11	23.1	32.8	(30)
Net income before income taxes	34.7	37.0	(6)	47.4	52.9	(10)
Net income	29.1	29.7	(2)	39.2	42.5	(8)
Comprehensive income	25.9	37.2	(30)	19.7	71.8	(73)
Total assets				3,380.3	3,543.3	(5)
Stockholders' equity				858.8	1,083.1	(21)
Stockholders' equity including the Deferred Gain(2)				944.1	1,173.8	(20)
Adjusted stockholders' equity(2)				956.3	1,227.0	(22)
Trailing twelve months adjusted return on stockholders' equity(3)				1.1%	6.7%	(84)%
Amounts per share:
Cash dividends declared per share	$0.34	$0.32	6%	$0.66	$0.62	6%
Earnings per diluted share(4)	1.59	1.23	29	2.07	1.74	19
Earnings per diluted share excluding LPT(4)	1.51	1.16	30	1.93	1.61	20
Adjusted earnings per diluted share(4)	0.70	0.48	46	1.22	1.35	(10)
Book value per share(2)				47.83	45.62	5
Book value per share including the Deferred Gain(2)				52.58	49.44	6
Adjusted book value per share(2)				53.26	51.68	3
Combined ratio excluding LPT:(5):
Loss and loss adjustment expense ratio:
Current Year	71.3%	71.4%		71.7%	68.8%
Prior Year	(0.2)	0.1		(0.1)	0.5
Loss and loss adjustment expense ratio	71.1%	71.5%		71.6%	69.3%
Commission expense ratio	12.8%	13.2%		12.9%	12.9%
Underwriting expense ratio	22.8%	21.7%		22.7%	22.6%
Combined ratio excluding LPT	106.7%	106.4%		107.2%	104.8%

(1) See Page 3 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 4 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 9 for description and calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 5 for details and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	June 30, 2026	December 31, 2025
ASSETS
Investments, cash and cash equivalents	$2,449.4	$2,498.8
Accrued investment income	16.3	15.5
Premiums receivable, net	332.1	335.4
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	386.6	391.6
Deferred policy acquisition costs	56.3	57.1
Deferred income tax asset, net	18.5	14.3
Other assets	121.1	123.9
Total assets	$3,380.3	$3,436.6

LIABILITIES
Unpaid losses and LAE	$1,775.2	$1,805.8
Unearned premiums	385.1	391.9
Commissions and premium taxes payable	55.1	59.9
Deferred Gain	85.3	88.0
Debt	125.0	35.0
Other liabilities	95.8	100.3
Total liabilities	$2,521.5	$2,480.9

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$429.9	$428.4
Retained earnings	1,480.5	1,453.8
Accumulated other comprehensive (loss) income	(12.2)	7.3
Treasury stock, at cost	(1,039.4)	(933.8)
Total stockholders’ equity	858.8	955.7
Total liabilities and stockholders’ equity	$3,380.3	$3,436.6

Stockholders' equity including the Deferred Gain (1)	$944.1	$1,043.7
Adjusted stockholders' equity (1)	956.3	1,036.4
Book value per share (1)	$47.83	$46.98
Book value per share including the Deferred Gain(1)	52.58	51.31
Adjusted book value per share (1)	53.26	50.95

(1) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
Revenues:
Net premiums earned	$174.1	$198.3	$355.0	$381.3
Net investment income	27.4	27.1	55.7	59.2
Net realized and unrealized gains on investments(1)	18.7	20.9	17.0	8.1
Other income	—	—	0.1	0.3
Total revenues	220.2	246.3	427.8	448.9
Expenses:
Losses and LAE incurred	(122.3)	(140.1)	(251.5)	(260.8)
Commission expense	(22.2)	(26.1)	(45.9)	(49.1)
Underwriting expenses	(39.7)	(43.1)	(80.6)	(86.0)
Interest and financing expenses	(1.3)	—	(2.4)	(0.1)
Total expenses	(185.5)	(209.3)	(380.4)	(396.0)
Net income before income taxes	34.7	37.0	47.4	52.9
Income tax expense	(5.6)	(7.3)	(8.2)	(10.4)
Net Income	29.1	29.7	39.2	42.5
Unrealized AFS investment (losses) gains arising during the period, net of tax(2)	(3.6)	7.4	(20.3)	28.5
Reclassification adjustment for net realized AFS investment losses in net income, net of tax(2)	0.4	0.1	0.8	0.8
Total comprehensive income	$25.9	$37.2	$19.7	$71.8
Net Income	$29.1	$29.7	$39.2	$42.5
Amortization of the Deferred Gain	(1.5)	(1.7)	(2.7)	(3.3)
Net income excluding LPT Agreement (3)	27.6	28.0	36.5	39.2
Net realized and unrealized gains on investments	(18.7)	(20.9)	(17.0)	(8.1)
Income tax expense related to items excluded from Net income	3.9	4.4	3.6	1.7
Adjusted net income	$12.8	$11.5	$23.1	$32.8

(1) Includes unrealized gains (losses) on equity securities and other investments of $1.2 million and $19.6 million for the three months ended June 30, 2026 and 2025, respectively and $(1.4) million and $7.9 million for the six months ended June 30, 2026 and 2025, respectively.

(2) AFS = Available for Sale securities.
(3) See Page 10 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2026	2025	2026	2025

Net income	A	$29.1	$29.7	$39.2	$42.5
Impact of the LPT Agreement		(1.5)	(1.7)	(2.7)	(3.3)
Net realized and unrealized gains on investments		(18.7)	(20.9)	(17.0)	(8.1)
Income tax benefit related to items excluded from Net income		3.9	4.4	3.6	1.7
Adjusted net income(1)	B	12.8	11.5	23.1	32.8

Stockholders' equity - end of period		$858.8	$1,083.1	$858.8	$1,083.1
Stockholders' equity - beginning of period		866.5	1,075.7	955.7	1,068.7
Average stockholders' equity	C	862.7	1,079.4	907.3	1,075.9

Stockholders' equity - end of period		$858.8	$1,083.1	$858.8	$1,083.1
Deferred Gain - end of period		85.3	90.7	85.3	90.7
Accumulated other comprehensive loss - end of period		15.5	67.3	15.5	67.3
Income taxes related to accumulated other comprehensive loss - end of period		(3.3)	(14.1)	(3.3)	(14.1)
Adjusted stockholders' equity - end of period		956.3	1,227.0	956.3	1,227.0
Adjusted stockholders' equity - beginning of period		962.3	1,228.8	1,036.4	1,245.2
Average adjusted stockholders' equity (1)	D	959.3	1,227.9	996.4	1,236.1

Return on stockholders' equity	A / C	3.4%	2.8%	4.3%	4.0%
Trailing twelve months return on stockholders' equity		—	—	0.8	9.6

Adjusted return on stockholders' equity (1)	B / D	1.3%	0.9%	2.3%	2.7%
Trailing twelve months adjusted return on stockholders' equity (1)		—	—	1.1	6.7

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2026	2025	2026	2025

Net premiums earned	A	$174.1	$198.3	$355.0	$381.3
Losses and LAE incurred	B	122.3	140.1	251.5	260.8
Amortization of the Deferred Gain		1.5	1.7	2.7	3.3
Losses and LAE excluding LPT(1)	C	$123.8	$141.8	254.2	264.1
Prior year loss reserve development		(0.3)	0.3	(0.4)	1.6
Losses and LAE excluding LPT - current accident year	D	$124.1	$141.5	$254.6	$262.5
Commission expense	E	$22.2	$26.1	$45.9	$49.1
Underwriting expenses	F	$39.7	$43.1	$80.6	$86.0
GAAP combined ratio:
Loss and LAE ratio	B/A	70.2%	70.7%	70.8%	68.4%
Commission expense ratio	E/A	12.8	13.2	12.9	12.9
Underwriting expense ratio	F/A	22.8	21.7	22.7	22.6
GAAP combined ratio		105.8%	105.6%	106.4%	103.9%
Combined ratio excluding LPT:(1)
Loss and LAE ratio excluding LPT	C/A	71.1%	71.5%	71.6%	69.3%
Commission expense ratio	E/A	12.8	13.2	12.9	12.9
Underwriting expense ratio	F/A	22.8	21.7	22.7	22.6
Combined ratio excluding LPT		106.7%	106.4%	107.2%	104.8%
Combined ratio excluding LPT: current accident year:(1)
Loss and LAE ratio excluding LPT	D/A	71.3%	71.4%	71.7%	68.8%
Commission expense ratio	E/A	12.8	13.2	12.9	12.9
Underwriting expense ratio	F/A	22.8	21.7	22.7	22.6
Combined ratio excluding LPT: current accident year		106.9%	106.3%	107.3%	104.3%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025

Unpaid losses and LAE at beginning of period	$1,802.5	$1,792.6	$1,805.8	$1,808.2
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	383.1	407.1	386.5	412.4
Net unpaid losses and LAE at beginning of period	1,419.4	1,385.5	1,419.3	1,395.8
Losses and LAE incurred:
Current year losses	124.1	141.5	254.6	262.5
Prior year losses on voluntary business	—	—	—	0.7
Prior year losses on involuntary business	(0.3)	0.3	(0.4)	0.9
Total losses incurred	123.8	141.8	254.2	264.1
Losses and LAE paid:
Current year losses	24.2	26.0	30.6	34.0
Prior year losses	123.9	115.5	247.8	240.1
Total paid losses	148.1	141.5	278.4	274.1
Net unpaid losses and LAE at end of period	1,395.1	1,385.8	1,395.1	1,385.8
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	380.1	401.0	380.1	401.0
Unpaid losses and LAE at end of period	$1,775.2	$1,786.8	$1,775.2	$1,786.8
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, which totaled $1.5 million and $1.7 million for the three months ended June 30, 2026 and 2025, respectively, and $2.7 million and $3.3 million for the six months ended June 30, 2026 and 2025, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	June 30, 2026				December 31, 2025
Investment Positions:	Cost or Amortized Cost (1)	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,054.5	$(15.5)	$2,037.9	83%	$2,040.7	82%
Equity securities	95.8	84.4	180.2	7	191.5	8
Short-term investments	21.7	—	21.7	1	10.1	—
Other invested assets	77.4	18.7	96.1	4	96.5	4
Cash and cash equivalents	113.3	—	113.3	5	159.8	6
Restricted cash and cash equivalents	0.2	—	0.2	—	0.2	—
Total investments and cash	$2,362.9	$87.6	$2,449.4	100%	$2,498.8	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$81.9	$(1.0)	$80.9	4%	$80.1	4%
States and municipalities	150.0	1.7	151.7	7	159.9	8
Corporate securities	713.4	(10.6)	702.8	34	655.3	32
Mortgage-backed securities	782.9	(4.7)	778.2	38	831.8	41
Asset-backed securities	166.1	0.2	166.3	8	163.1	8
Collateralized loan obligations	2.5	—	2.5	—	12.5	1
Bank loans and other	157.7	(1.1)	155.5	8	138.0	7
Total fixed maturity securities	$2,054.5	$(15.5)	$2,037.9	100%	$2,040.7	100%

Weighted average book yield	4.9%	4.9%
Average credit quality (S&P)	A+	A+
Duration(2)	4.5	4.4
(1) Amortized cost excludes allowance for current expected credit losses of $1.1 million
(2) Duration is measured by the sensitivity to changes in interest rates

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		June 30, 2026	March 31, 2026	December 31, 2025	June 30, 2025
Numerators:
Stockholders' equity	A	$858.8	$866.5	$955.7	$1,083.1
Plus: Deferred Gain		85.3	86.8	88.0	90.7
Stockholders' equity including the Deferred Gain (1)	B	944.1	953.3	1,043.7	1,173.8
Accumulated other comprehensive loss (income)		15.5	11.4	(9.3)	67.3
Income taxes related to accumulated other comprehensive (loss) income		(3.3)	(2.4)	2.0	(14.1)
Adjusted stockholders' equity (1)	C	$956.3	$962.3	$1,036.4	$1,227.0

Denominator (shares outstanding)	D	17,954,305	18,596,468	20,342,135	23,740,953

Book value per share (1)	A / D	$47.83	$46.59	$46.98	$45.62
Book value per share including the Deferred Gain(1)	B / D	52.58	51.26	51.31	49.44
Adjusted book value per share (1)	C / D	53.26	51.75	50.95	51.68

Year-over-year change in: (2)
Book value per share		7.7%	7.7%	10.8%	14.0%
Book value per share including the Deferred Gain		9.0	8.9	11.0	12.8
Adjusted book value per share		5.6	4.5	3.0	8.2

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the twelve month change in book value per share after taking into account dividends declared of $1.30, $1.28, $1.26, and $1.22 for the twelve month periods ended June 30, 2026, March 31, 2026, December 31, 2025 and June 30, 2025, respectively.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2026	2025	2026	2025
Numerators:
Net income	A	$29.1	$29.7	$39.2	$42.5
Impact of the LPT Agreement		(1.5)	(1.7)	(2.7)	(3.3)
Net income excluding LPT (1)	B	27.6	28.0	36.5	39.2
Net realized and unrealized losses on investments		(18.7)	(20.9)	(17.0)	(8.1)
Income tax benefit related to items excluded from Net income		3.9	4.4	3.6	1.7
Adjusted net income(1)	C	$12.8	$11.5	$23.1	$32.8

Denominators:
Average common shares outstanding (basic)	D	18,177,755	24,005,881	18,765,244	24,201,160
Average common shares outstanding (diluted)	E	18,289,789	24,136,221	18,894,544	24,370,311

Earnings per share:
Basic	A / D	$1.60	$1.24	$2.09	$1.76
Diluted	A / E	1.59	1.23	2.07	1.74

Earnings per share excluding LPT: (1)
Basic	B / D	$1.52	$1.17	$1.95	$1.62
Diluted	B / E	1.51	1.16	1.93	1.61

Adjusted earnings per share: (1)
Basic	C / D	$0.70	$0.48	$1.23	$1.36
Diluted	C / E	0.70	0.48	1.22	1.35

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that no longer provides any ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to the contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which was amortized through June 30, 2024, the date of its final determination. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 3 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measure is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 8 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 8 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (loss) (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 4 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 8 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income excluding LPT (see Page 3 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.